Receivables, Net	12 Months Ended
Dec. 31, 2011
Receivables [Abstract]
Receivables, Net
Receivables, Net
Accounts Receivable
Accounts receivable, net were as follows:

	December 31,
	2011	2010
Amounts billed or billable	$2,307	$2,491
Unbilled amounts	395	447
Allowance for doubtful accounts	(102)	(112)
Accounts Receivable, net	$2,600	$2,826

The allowance for uncollectible accounts receivables is determined principally on the basis of past collection experience as well as consideration of current economic conditions and changes in our customer collection trends. Unbilled amounts include amounts associated with percentage-of-completion accounting, and other earned revenues not currently billable due to contractual provisions. Amounts to be invoiced in the subsequent month for current services provided are included in amounts billable, and at December 31, 2011 and 2010 were approximately $963 and $1,066, respectively.
Accounts Receivable Sales Arrangements
We have facilities in the U.S., Canada and several countries in Europe that enable us to sell to third-parties, on an on-going basis, certain accounts receivable without recourse. The accounts receivables sold are generally short-term trade receivables with payment due dates of less than 60 days. The agreements involve the sale of entire groups of accounts receivable for cash. In certain instances a portion of the sales proceeds are held back by the purchaser and payment is deferred until collection of the related receivables sold. Such holdbacks are not considered legal securities nor are they certificated. We report collections on such receivables as operating cash flows in the Consolidated Statements of Cash Flows, because such receivables are the result of an operating activity and the associated interest rate risk is de minimis due to their short-term nature. These receivables are included in the caption “Other current assets” in the accompanying Consolidated Balance Sheets and were $97 and $90 at December 31, 2011 and December 31, 2010, respectively. Of the accounts receivables sold and derecognized from our Balance Sheet, $815 and $684 remained uncollected as of December 31, 2011 and 2010, respectively.
Under most of the agreements, we continue to service the sold accounts receivable. When applicable, a servicing liability is recorded for the estimated fair value of the servicing. The amounts associated with the servicing liability were not material. Accounts receivable sales were as follows:

	Year Ended December 31,
	2011	2010	2009
Accounts receivable sales	$3,218	$2,374	$1,566
Deferred proceeds	386	307	—
Fees associated with sales	20	15	13
Estimated increase to operating cash flows(1)	133	106	309
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(1)	Represents the difference between current and prior year-end receivable sales adjusted for the effects of: (i) the deferred proceeds, (ii) collections prior to the end of the year and (iii) currency.

Finance Receivables
Finance receivables include sales-type leases, direct financing leases and installment loans arising from the marketing of our equipment. These receivables are typically collateralized by a security interest in the underlying assets. Finance receivables, net were as follows:

	December 31,
	2011	2010
Gross receivables	$7,583	$7,914
Unearned income	(1,027)	(1,093)
Subtotal	6,556	6,821
Residual values	7	11
Allowance for doubtful accounts	(201)	(212)
Finance receivables, net	6,362	6,620
Less: Billed portion of finance receivables, net	166	198
Less: Current portion of finance receivables not billed, net	2,165	2,287
Finance Receivables Due After One Year, net	$4,031	$4,135

Contractual maturities of our gross finance receivables as of December 31, 2011 were as follows (including those already billed of $166):

2012	2013	2014	2015	2016	Thereafter	Total
$2,832	$2,073	$1,469	$859	$315	$35	$7,583

Our finance receivable portfolios are primarily in the US, Canada and Western Europe. We generally establish customer credit limits and estimate the allowance for credit losses on a country or geographic basis. We establish credit limits based upon an initial evaluation of the customer's credit quality and adjust that limit accordingly based upon ongoing credit assessments of the customer including payment history and changes in credit quality.

The allowance for doubtful accounts and provision for credit losses represents an estimate of the losses expected to be incurred from the Company's finance receivable portfolio. The level of the allowance is determined on a collective basis by applying projected loss rates to our different portfolios by country, which represent our portfolio segments. This is the level at which we develop and document our methodology to determine the allowance for credit losses. This loss rate is primarily based upon historical loss experience adjusted for judgments about the probable effects of relevant observable data including current economic conditions as well as delinquency trends, resolution rates, the aging of receivables, credit quality indicators and the financial health of specific customer classes or groups. The allowance for doubtful finance receivables is inherently more difficult to estimate than the allowance for trade accounts receivable because the underlying lease portfolio has an average maturity, at any time, of approximately two to three years and contains past due billed amounts, as well as unbilled amounts. We consider all available information in our quarterly assessments of the adequacy of the allowance for doubtful accounts. The identification of account-specific exposure is not a significant factor in establishing the allowance for doubtful finance receivables. Our policy and methodology used to establish our allowance for doubtful accounts has been consistently applied over all periods presented.

Since our allowance for doubtful finance receivables is determined by country, the risk characteristics in our finance receivable portfolio segments will generally be consistent with the risk factors associated with the economies of those countries/regions. Loss rates declined in both the U.S. and Canada reflecting improving economic conditions in those countries during 2011 and now are more comparable to pre-2008 rates. Since Europe is comprised of various countries and regional economies, the risk profile within our European portfolio segment is somewhat more diversified due to the varying economic conditions among the countries. However, although charge-offs in Europe were flat in 2011 as compared to 2010, loss rates increased in 2011 reflecting the economic challenges currently facing Europe particularly for those countries in the southern region. We expect 2012 loss rates to continue to be elevated within Europe as compared to prior years because of the on-going economic challenges in this region.

The following table is a rollforward of the allowance for doubtful finance receivables as well as the related investment in finance receivables:

	United States	Canada	Europe	Other(3)	Total
Allowance for Credit Losses:
Balance at December 31, 2009	$99	$33	$87	$3	$222
Provision	47	22	59	—	128
Charge-offs	(58)	(23)	(59)	—	(140)
Recoveries and other(1)	3	5	(6)	—	2
Balance at December 31, 2010	91	37	81	3	212
Provision	15	11	74	—	100
Charge-offs	(31)	(17)	(59)	(1)	(108)
Recoveries and other(1)	—	2	(5)	—	(3)
Balance December 31, 2011	$75	$33	$91	$2	$201
Finance Receivables Collectively Evaluated for Impairment:
December 31, 2010(2)	$3,177	$872	$2,706	$66	$6,821
December 31, 2011(2)	$2,993	$825	$2,630	$108	$6,556
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(1)	Includes the impacts of foreign currency translation and adjustments to reserves necessary to reflect events of non-payment such as customer accommodations and contract terminations.

(2)	Total Finance receivables exclude residual values of $7 and $11, and the allowance for credit losses of $201 and $212 at December 31, 2011 and 2010, respectively.

(3)	Includes developing market countries and smaller units.

In the U.S. and Canada, customers are further evaluated or segregated by class based on industry sector. The primary customer classes are Finance & Other Services, Government & Education; Graphic Arts; Industrial; Healthcare and Other. In Europe, customers are further grouped by class based on the country or region of the customer. The primary customer classes include the U.K./Ireland, France and the following European regions - Central, Nordic and Southern. These groupings or classes are used to understand the nature and extent of our exposure to credit risk arising from finance receivables.
We evaluate our customers based on the following credit quality indicators:

•
Investment grade: This rating includes accounts with excellent to good business credit, asset quality and the capacity to meet financial obligations. These customers are less susceptible to adverse effects due to shifts in economic conditions or changes in circumstance. The rating generally equates to a Standard & Poors (S&P) rating of BBB- or better. Loss rates in this category are normally minimal at less than 1%.

•
Non-investment grade: This rating includes accounts with average credit risk that are more susceptible to loss in the event of adverse business or economic conditions. This rating generally equates to a BB S&P rating. Although we experience higher loss rates associated with this customer class, we believe the risk is somewhat mitigated by the fact that our leases are fairly well dispersed across a large and diverse customer base. In addition, the higher loss rates are largely offset by the higher rates of return we obtain with such leases. Loss rates in this category are generally in the range of 2% to 4%.

•
Substandard: This rating includes accounts that have marginal credit risk such that the customer’s ability to make repayment is impaired or may likely become impaired. We use numerous strategies to mitigate risk including higher rates of interest, prepayments, personal guarantees and etc. Accounts in this category include customers who were downgraded during the term of the lease from investment and non-investment grade evaluation when the lease was originated. Accordingly there is a distinct possibility for a loss of principal and interest or customer default. The loss rates in this category are around 10%.

Credit quality indicators are updated at least annually, and the credit quality of any given customer can change during the life of the portfolio. Details about our finance receivables portfolio based on industry and credit quality indicators are as follows:

	December 31, 2011
	Investment Grade	Non-investment Grade	Substandard	Total Finance Receivables
Finance and Other Services	$349	$380	$160	$889
Government and Education	821	20	4	845
Graphic Arts	126	200	172	498
Industrial	180	83	32	295
Healthcare	130	42	28	200
Other	97	93	76	266
Total United States	1,703	818	472	2,993
Finance and Other Services	153	118	51	322
Government and Education	121	9	4	134
Graphic Arts	36	39	35	110
Industrial	56	41	34	131
Other	74	42	12	128
Total Canada	440	249	136	825
France	246	354	92	692
U.K./Ireland	201	162	54	417
Central(1)	330	494	57	881
Southern(2)	219	256	63	538

Nordics(3)	60	39	3	102
Total Europe	1,056	1,305	269	2,630
Other	75	26	7	108
Total	$3,274	$2,398	$884	$6,556

	December 31, 2010
	Investment Grade	Non-investment Grade	Substandard	Total Finance Receivables
Finance and Other Services	$360	$401	$190	$951
Government and Education	849	21	7	877
Graphic Arts	147	217	156	520
Industrial	206	91	38	335
Healthcare	134	48	32	214
Other	102	109	69	280
Total United States	1,798	887	492	3,177
Finance and Other Services	150	127	56	333
Government and Education	127	12	3	142
Graphic Arts	32	35	48	115
Industrial	57	47	30	134
Other	88	47	13	148
Total Canada	454	268	150	872
France	219	374	82	675
U.K./Ireland	206	164	51	421
Central(1)	297	551	65	913
Southern(2)	263	237	81	581
Nordics(3)	50	63	3	116
Total Europe	1,035	1,389	282	2,706
Other	33	33	—	66
Total	$3,320	$2,577	$924	$6,821
_____________________________

(1)	Switzerland, Germany, Austria, Belgium and Holland.

(2)	Italy, Greece, Spain and Portugal.

(3)	Sweden, Norway, Denmark and Finland.

The aging of our receivables portfolio is based upon the number of days an invoice is past due. Receivables that were more than 90 days past due are considered delinquent. Receivable losses are charged against the allowance when management believes the uncollectibility of the receivable is confirmed and is generally based on individual credit evaluations, results of collection efforts and specific circumstances of the customer. Subsequent recoveries, if any, are credited to the allowance.

We generally continue to maintain equipment on lease and provide services to customers that have invoices for finance receivables that are 90 days or more past due and, as a result of the bundled nature of billings, we also continue to accrue interest on those receivables. However, interest revenue for such billings is only recognized if collectability is deemed reasonably assured. The aging our our billed finance receivables is as follows:

	December 31, 2011
	Current	31-90 Days Past Due	>90 Days Past Due	Total Billed Finance Receivables	Unbilled Finance Receivables	Total Finance Receivables	Finance Receivables >90 Days and Accruing
Finance and Other Services	$18	$4	$1	$23	$866	$889	$15
Government and Education	21	5	2	28	817	845	29
Graphic Arts	16	2	1	19	479	498	7
Industrial	7	2	1	10	285	295	6
Healthcare	5	2	—	7	193	200	5
Other	8	1	—	9	257	266	4
Total United States	75	16	5	96	2,897	2,993	66
Canada	3	2	1	6	819	825	27
France	1	1	1	3	689	692	16
U.K./Ireland	3	2	3	8	409	417	4
Central(1)	7	2	3	12	869	881	46
Southern(2)	31	4	13	48	490	538	82
Nordics(3)	1	—	—	1	101	102	—
Total Europe	43	9	20	72	2,558	2,630	148
Other	2	1	—	3	105	108	—
Total	$123	$28	$26	$177	$6,379	$6,556	$241

	December 31, 2010
	Current	31-90 Days Past Due	>90 Days Past Due	Total Billed Finance Receivables	Unbilled Finance Receivables	Total Finance Receivables	Finance Receivables >90 Days and Accruing
Finance and Other Services	$23	$5	$2	$30	$921	$951	$23
Government and Education	26	6	3	35	842	877	40
Graphic Arts	21	3	1	25	495	520	16
Industrial	11	2	1	14	321	335	10
Healthcare	6	2	1	9	205	214	9
Other	8	2	—	10	270	280	8
Total United States	95	20	8	123	3,054	3,177	106
Canada	3	3	1	7	865	872	28
France	1	1	—	2	673	675	5
U.K./Ireland	4	1	1	6	415	421	7
Central(1)	9	2	4	15	898	913	39
Southern(2)	32	10	15	57	524	581	99
Nordics(3)	1	—	—	1	115	116	2
Total Europe	47	14	20	81	2,625	2,706	152
Other	2	—	—	2	64	66	—
Total	$147	$37	$29	$213	$6,608	$6,821	$286
 _____________________________

(1)	Switzerland, Germany, Austria, Belgium and Holland.

(2)	Italy, Greece, Spain and Portugal.

(3)	Sweden, Norway, Denmark and Finland.